STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is executed effective as of September 30, 2003, by and among Troy H. Lowrie, a resident of the State of Colorado (hereinafter referred to as “Seller”), VCG Holding Corp., a Colorado corporation (hereinafter referred to as “Buyer”), and International Entertainment Consultants, Inc., a Colorado corporation (hereinafter referred to as the “Company”).

WHEREAS, the Company is in the business of managing adult entertainment nightclubs and currently has twelve clubs under management, including the Buyer’s nightclubs.

WHEREAS, Seller is the sole director and officer and owns 100% of the outstanding capital stock of the Company.

WHEREAS, Buyer has offered to purchase, and Seller has offered to sell, 100% of the outstanding capital stock of the Company in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the above premises, the respective representations, warranties and agreements herein contained, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Purchase

1.1 Agreement to Purchase. Buyer hereby agrees to purchase, and Seller hereby agrees to sell, transfer, assign and deliver to Buyer, all of the outstanding capital stock of the Company, consisting of Ten Thousand shares of common stock, no par value (the “IEC Shares”), in consideration for the issuance of 4,769 shares of the Buyer’s restricted common stock, $.0001 par value (the “VCG Shares”) , valued at $15,500 ($3.25 per share), the book value of the Company’s assets.

1.2 Closing. The completion of the purchase shall take place at such place and time as may be agreed between the parties, no later than October 7, 2003 (the “Termination Date”). The date of completion of the purchase shall be hereinafter referred to as the “Closing Date.”

2. Actions on the Closing Date

2.1 Directors. On the Closing Date, the current director of the Company, shall appoint the following persons as new directors, and the current director shall resign as director of the Company.

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New Directors

Troy H Lowrie

Micheal Ocello

Donald W Prosser

2.2 Officers. On the Closing Date, the existing officer(s) of the Company shall resign.

2.3 Buyer Actions at Closing. On the Closing Date, Buyer shall deliver to Seller:

2.3.1 An original executed certificate for 4,769 shares of the Buyer’s restricted common stock.

2.3.2. A certificate executed by Buyer confirming the representations and warranties contained in Section 3 hereof as of the Closing Date.

2.4 Seller’s Actions at Closing. On the Closing Date, Seller shall deliver to Buyer:

2.4.1 An original executed certificate for the IEC Shares representing 100% of the outstanding capital stock of the Company, properly endorsed and assigned to VCG Holding Corp., and any other instruments or documents that may be necessary, desirable or appropriate to transfer and assign to Buyer all of the outstanding shares of the Company, all in a form and substance satisfactory to counsel for Buyer and with any applicable documentary tax stamps attached;

2.4.2 A certificate executed by Seller and the Company confirming the representations and warranties contained in Sections 4 and 5 hereof as of the Closing Date;

2.4.3 All of the books and records of the Company.

2.4.4 Any and all other documents reasonably requested by Buyer to be delivered by Seller at Closing.

3. Representations and Warranties of Buyer. Buyer represents and warrants to Seller, as of the date hereof and up to and including the Closing Date, as follows:

3.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

3.2 Corporate Powers, Compliance with Other Instruments, and Law. Buyer has the unconditional right, power and authority to execute, pursue and complete this Agreement, and neither the execution of this Agreement, nor the completion of the acts and events described in and/or contemplated by this Agreement, in accordance with its provisions, will violate the Articles of Incorporation, as amended, or bylaws of Buyer, nor any existing law, order, rule, regulation, writ, injunction or decree of any governmental entity having jurisdiction over Buyer or its properties.

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4. Representations and Warranties of Seller and the Company. Seller and the Company, jointly and severally, represent and warrant to Buyer, as of the date hereof, and up to and including the Closing Date, as follows:

4.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has full power and authority, corporate and otherwise, to carry on its business as and where now conducted and to own and operate the properties and assets now owned and operated by it. The Company is duly qualified to transact business and in good standing in each jurisdiction where the ownership of its properties and assets or the conduct of its business requires it to be licensed or qualified to do business.

4.2 Authorized Capitalization. The authorized capital stock of the Company is ten Thousand shares of common stock, no par value. As of the date of this Agreement, there are Ten Thousand shares of common stock issued and outstanding, all of which are owned by Seller. The Company has no preferred stock nor any warrants, options, convertible securities, contracts, commitments, or other rights or demands of any character to acquire any additional shares of its common stock or any other security.

4.3 Subsidiaries. The Company has no subsidiaries.

4.4 Corporate Powers, Compliance with Other Instruments, Governmental Consents and Laws. The Company has the unconditional right, power and authority to execute, pursue and complete this Agreement. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly authorized by the Board of the Company. Neither the execution of this Agreement, nor the completion of the acts and events described in and/or contemplated by this Agreement, in accordance with its provisions, will alter the rights or remedies of the Company with respect to others, or conflict with or constitute a default under or a breach or a violation of or grounds for termination of, or an event which, with the lapse of time or notice, could constitute a default under or breach or violation or grounds for termination of (i) the articles of incorporation, as amended, or bylaws of the Company as the same are currently in effect, (ii) any note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound (iii) any existing law, order, rule, regulation, writ, injunction or decree of any union or any government, governmental department, commission, board, bureau, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Company or its properties. No consent, approval, authorization or order of any person, entity, court or governmental agency or body or union or other body is required by the Company to complete the transactions contemplated herein.

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4.5 Delivery of Documents and Schedules.

4.5.1 The Company has delivered to Buyer true, complete, unmodified and correct copies of the articles of incorporation, as amended, and the bylaws of the Company, the stock ledger book and all stock certificates of the Company, and all of the minutes of meetings of its shareholders, directors and committees thereof from inception of the Company.

4.5.2 The Company has delivered to Buyer a complete and accurate list, attached hereto as Schedule 4.5.2, of all liens, encumbrances, licenses, leases, employment agreements (including any pension, profit sharing, bonus or severance pay commitments), collective bargaining agreements, and other contracts, undertakings, and commitments to which the Company is a party or by which it is bound or to which any of its properties or assets are subject. The Company has performed all obligations required to be performed by it under such liens, encumbrances, licenses, leases, contracts, agreements, and other undertakings and commitments and is not in default under any of them.

4.5.3 The Company has delivered to Buyer a complete and accurate list, attached hereto as Schedule 4.5.3, of any trademark registrations, trademark applications, trade names, copyrights, and licenses owned or held by the Company. The Company owns or holds all trademarks, copyrights, licenses, and other rights necessary for the conduct of its business. The conduct of the Company’s business does not conflict with or infringe any patent, trademark, trade name, copyright, or other rights of others. No patents, inventions, trademarks, or other rights that are used, useful, or relate to the business of the Company are owned by Seller or by any officer or other employee of the Company.

4.5.4 The Company has delivered to Buyer a complete and accurate list, attached hereto as Schedule 4.5.4, of all property and assets, including, but not limited to, all equipment, furniture, fixtures, and other physical assets and property owned by the Company. The Company has good and marketable title to all property and assets used in its business, including, but not limited to, all property and assets reflected in the Financial Statements, and in Schedule 4.5.4, and all property and assets acquired by it after the date of the Financial Statements, as defined in Section 4.6, subject to no liens, mortgages, pledges, encumbrances, or charges of any kind except as set forth in Schedule 4.5.2. The property and assets of the Company, including, but not limited to, equipment and other facilities of the Company, have been properly maintained, are in good working and operating condition and repair, and are suitable for the uses for which they are intended and for their use in the business. There are no security interests on any of the property and assets that arose in connection with any failure or alleged failure to pay any tax.

4.5.5 The Company has delivered to Buyer a complete and accurate list, attached hereto as Schedule 4.5.5, briefly describing all general liability policies and other insurance policies maintained by the Company, including the annual costs of such policies. These policies are in amounts and provide coverage customarily maintained by similar

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businesses similarly situated and are in full force and effect on the date of this Agreement and through the Closing Date.

4.5.6 The Company has delivered to Buyer a complete and accurate list, attached hereto as Schedule 4.5.6, of all employees and independent contractors of the Company and their respective rates of compensation, including benefits, if any. All of the employees and independent contracts have and will have received all compensation and benefits due from the Company through the Closing Date.

4.5.7 The Company has delivered to Buyer a complete and accurate list, attached as Schedule 4.5.7, of all bank accounts presently maintained by the Company, showing the names of all persons authorized to make withdrawals or sign checks on those accounts or have access to them, and any powers of attorney, presently in effect, granted by the Company.

4.5.8 Other than as set forth on Schedule 4.5.8 attached hereto, no litigation, proceeding, or controversy is pending against the Company before any court or any governmental agency and, to the knowledge of Seller, no such litigation, proceeding, or controversy is threatened or anticipated. The Company has not violated any laws, regulations, or orders applicable to its business or activities, and the conduct of the present business of the Company at its present location is in conformity with all zoning and building code requirements.

4.5.9 Except as set forth on Schedule 4.5.9 attached hereto, all accounts receivable of the Company shown on the Financial Statements, and all accounts receivable thereafter acquired by it have been collected or are collectible in the amounts at which they are carried on its books.

4.5.10 The Company has delivered to Buyer true, complete, unmodified and correct copies of the Company’s federal, state and local tax returns for the last two years.

4.5.11 The Company has delivered to Buyer true, complete, unmodified and correct copies of all agreements, governmental permits or licenses, operating and service contracts, agreements for the purchase or sale of supplies, products or other personal property or for the furnishing or receipt of services, service contracts, utility contracts, and other contracts to which the Company is a party.

4.6 Financial Statements. Attached as Schedule 4.6 are true and complete copies of the financial statements of the Company as of December 31, 2001 and 2002, and Seller has further furnished Buyer with copies of all reports and financial information filed by the Company with any state authority. The financial statements are complete and accurate, have been prepared in accordance with generally accepted principles of accounting consistently applied, and present fairly, to the extent reported thereon, the financial position of the Company as of the end of the periods reflected thereon. The financial statements and information described herein is collectively referred to as the “Financial Statements” attached hereto as Schedule 4.6. The Company has no liabilities, whether absolute, accrued, contingent, or otherwise, other than (a) liabilities disclosed

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or adequately provided for in the Financial Statements or (b) liabilities incurred in the ordinary course of business since the date of the Financial Statements.

4.7 Independent Certified Public Accountants. The Financial Statements will be audited by Causey, Demgen & Moore, Inc., independent certified public accountants.

4.8 Material Transactions and Adverse Changes. Between the date of the Company’s Financial Statements and the Closing Date, there has not and will not have been, occurred or arisen:

4.8.1 Any material adverse change in the business or financial condition of the Company from that shown in the Financial Statements;

4.8.2 Any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting any one or more assets, properties or the business of the Company;

4.8.3 Irrespective of any rights to indemnification, any waiver, release or deferral, by the Company of any right to substantial value or significance which singly or in the aggregate is material to the Company;

4.8.4 Any borrowing of money or any commitment to borrow money by the Company or any cancellation, termination or modification of any existing loan and/or commitment to lend money to the Company;

4.8.5 The creation of or entrance into any new or existing business entity by the Company; or

4.8.6 Any other event, condition or state of facts of any character which materially and adversely affects, or, threatens to materially and adversely affect, the business, properties or assets of the Company, or results of operations or financial condition of the Company.

4.9 Taxes.

4.9.1 All personal property tax, transaction privilege tax, payroll withholdings, workman’s compensation, income tax, excise tax, unemployment, social security, occupation, franchise and other taxes, duties or charges levied, assessed or imposed upon the Company by the United States or by any government, state, municipality or governmental subdivision have been and shall be duly paid by the Company, and all federal state and local income excise, unemployment, social security, occupation, franchise and other tax reports and returns and other reports required by law or regulation have been duly and shall be filed by the Company, through the Closing Date. The Company has withheld and paid when due all taxes required to have been withheld and paid in connection with amounts paid or owing to any employees, independent contractors, creditors, stockholders or other third parties. The Company and Seller have no basis to expect that any

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authority will assess any additional taxes for any period for which tax returns shall have been filed through the Closing Date. There is no dispute or claim concerning any tax liability of the Company either (a) claimed or raised by any authority in writing or (b) as to which the Company or Seller has knowledge based upon personal contact with any agent of such authority. There are not, and as of the Closing Date there shall not be, any liabilities for prior years’ taxes that could constitute a lien against any part of the Company’s assets or property or subject Buyer or the Company to liability therefore.

4.9.2 Adequate reserves have been established for all income and other tax liabilities on the Financial Statements for the period then ended and for all preceding periods for the Company.

4.9.3 The Company has not waived and will not waive any statute of limitations with respect to any of its liabilities, including, without limitation, liability for federal income or any other taxes for any period prior to the Closing Date.

4.9.4 No consents have been filed pursuant to Section 341(f) of the Internal Revenue Code of 1986, by the Company or any transferor corporation to the Company.

4.9.5 After the Closing Date, neither the Company nor Buyer shall have any obligation to pay any tax attributable to a period or activity prior to the Closing Date. Any income tax obligation or benefit for the year 2003 shall be attributed between Seller and Buyer on the basis of the income and expenses of the Company for that part of the year that the IEC Shares were owned by the respective party.

4.10 Contracts. The Company is not a party to any contract not made in the ordinary course of business, nor is the Company a party to any (1) contract for the employment of any officer or individual employee, (2) contract with any union, (3) loan or other credit agreement, except all lease agreements for autos, copies, and other office equipment that has been provided, (4) bonus, deferred compensation, profit sharing, pension or retirement arrangement, (5) leases for real or personal property, except for office space as provided in leases for Denver and St. Louis, (6) partnership or joint venture agreement, or (7) other material contract, agreement or commitment, whether or not made in the ordinary course of business.

4.11 Contingent Liabilities. There are no claims, actions, suits, proceedings or investigations pending or threatened, against or affecting the Company or its property or assets, in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or arbitration tribunal, or other forum. There are no judgments, decrees, orders, writs, injunctions, demands or any other mandates outstanding to which the Company is a party or by which it is bound or affected.

4.12 Guarantees. There are no contracts or commitments by the Company directly or indirectly guaranteeing the payment, performance or both payment and performance of the obligations of third parties.

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4.13 Compliance with Laws. The Company has complied in all material respects with all applicable laws, orders and regulations of the federal, state, municipal and/or other governments and/or any instrumentality thereof, domestic or foreign, applicable to its assets and/or to the business conducted by it, and is not in violation of any laws, orders and regulations which singly or in the aggregate are material. Except for such violations that will not materially, adversely or monetarily affect the Company or its business:

(a) The Company has complied with and is not in violation of any federal, state, county and municipal law, ordinance, code or regulation or governmental rule or regulation, directives or orders.

(b) The Company has maintained such records as required by law, Seller will maintain copies of those records for at least four years after closing and make such records available to Buyer as Buyer may reasonably request.

(c) The Company has not failed to obtain any, and it currently holds and maintains all, licenses, permits or other governmental authorizations necessary to the ownership, operation and sale of its services (all of which licenses, permits and authorizations are valid) and, in particular, but without limiting the foregoing, the Company is not in violation of any environmental, safety, health, food or drug law, rule or regulation.

(d) The Company has complied with and is not in violation of or in default with respect to any judgment, order, writ, injunction or decree of any court or of any governmental official department, commissions, authority, board, bureau, agency or other instrumentality to which the Company is subject.

(e) No material default or breach exists under any contract, lease, agreement, commitment, pledge, encumbrance, lien, claim, charge, right, option or other instrument or obligation to which the Company is now a party or by which the Company, the property, assets and/or the Company’s business may be bound or affected.

4.14 Indebtedness Owed to Shareholders, Officers, Directors, Employees or Independent Contractors. The Company is not indebted to any shareholder, officer, director, employee or independent contractor as of the date hereof.

4.15 Indebtedness Owed by Shareholders, Officers, Directors, Employees or Independent Contractors. No money is owed to the Company by any of the shareholders, officers, directors, employees, or independent contractors of the Company.

4.16 Status of the IEC Shares. The IEC Shares are, and when sold and delivered at the Closing Date will be, legally and validly issued, duly authorized, fully paid and nonassessable. There are no persons holding powers of attorney from the Company or any proxy or power of attorney with respect to the IEC Shares.

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4.17 Estoppel. All statements in this Agreement with respect to the Company are true and correct and Seller has not made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made herein, in the light of the circumstances under which they were made, not misleading.

4.18 Schedules and Exhibits. With respect to the references made throughout the Agreement to Schedules and Exhibits, the contents thereof are to be deemed to be an integral part of this Agreement among the parties and such contents are incorporated herein by reference. All warranties and representations herein expressly provided shall apply to the information set forth in the Schedules and Exhibits.

4.19 No Insolvency. Neither Seller nor the Company is insolvent and the consummation of this transaction will not render Seller insolvent.

4.20 Environment, Health and Safety. The Company has complied with all environmental, health and safety laws with respect to the property and assets and/or the business, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against the Company or any associate person alleging any failure so to comply with respect to the property assets and/or the Company’s business.

4.21 Entertainers. Seller and the Company represent that any person who has appeared as an entertainer at any nightclub managed by the Company, has always been (and will be until the Closing Date) treated and classified by the Company and the owner of such nightclub as an independent contractor of such nightclub, and not as an independent contractor or employee of the Company.

5. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

5.1 Seller has the capacity to enter into, and to perform the obligations required by this Agreement.

5.2 No other person has any direct or indirect interest in the IEC Shares, and Seller is the sole party in interest with respect to the IEC Shares. On delivery of the IEC Shares pursuant to this Agreement, Buyer will receive good and marketable title to the IEC Shares, free and clear of all liens, encumbrances, restrictions, equities, and any claims.

5.3 Seller has completed a due diligence investigation, including, but not limited to, a discussions with any prior owners, officers and directors of the Company and applicable state and local authorities and government agencies and a review of the following documents of the Company for the last three years (except where otherwise indicated): the articles of incorporation and bylaws, including amendments from inception; minutes of shareholders’ and directors’ meetings from inception; all reports and filings under federal and state laws; financial statements;

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list of shareholders and copies of the stock transfer ledgers from inception; material contracts and agreements, employee benefit plans, trusts and related documents; insurance and other welfare plans and programs; employment contracts and consulting agreements; collective bargaining agreements annual budgets; operating procedure manuals; outside management consulting studies and reports; corporate tax returns; insurance coverage; and leases relating to real estate and equipment. After such investigation, Seller has no reason to believe that any of the representations or warranties contained in Section 4 and this Section 5 are not true, correct, and complete, and none of the representations or warranties contained in such Sections omits any statement or information necessary, in light of the circumstances, to make such representation or warranty not misleading.

5.4 There is no contractual or other obligation owed by the Company of which Seller is aware that is not documented and/or has not been provided to Buyer.

6. Covenants of Seller and the Company. Seller and the Company, hereby covenant and agree as follows:

6.1 Actions of Seller and the Company. Prior to the Closing Date, (a) Seller and the Company shall use their best efforts to complete the transaction contemplated in this Agreement and, without limiting the generality of the foregoing, to obtain all consents and authorizations necessary to transfer the IEC Shares and ownership of the Company to Buyer, and will cause to be prepared all documentation related to such consents and authorizations; and (b) Seller and Company shall make all filings and give all notices to those parties which may be necessary or reasonably required in order to effect the transactions contemplated by this Agreement and to comply with all applicable state laws and regulations in connection with the effectuation of this Agreement.

6.2 Conduct of Business Before Closing. Prior to the Closing Date, Seller and the Company will not enter into any transaction which would be of such materiality as to render materially false or misleading the description of the Company’s business activities, assets, properties, liabilities, contractual commitments and/or business relationships or other matters as set forth in this Agreement. Seller and the Company covenant and agree that, from the date of this Agreement until the Closing Date, the Company will at all times conduct its business in the usual and ordinary course and will not, without the prior written consent of Buyer, (a) purchase, sell, or otherwise dispose of any property, asset or services of any kind, other than purchases and sales in the ordinary course of business; (b) mortgage, pledge, create security interests in or otherwise encumber any of its properties or assets; (c) make or incur any capital commitment or expenditure or any unusual or long term commitment; (d) grant any increase in salary or other increased compensation to any of its employees or independent contractors; (e) declare or pay any dividend or make any other distribution to shareholders; (f) reveal to third persons any trade secrets, customer lists, or other confidential or proprietary information; (g) enter into any lease, contract, agreement, purchase or sale order or other commitment relating to the Assets or the Business; or (h) modify, amend, cancel or terminate any of its existing leases, contracts,

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agreements or other commitments relating to the Company’s business or act otherwise in any manner that may adversely affect its rights, interests, assets, properties or business.

6.3 Preservation of Business Organization. From the date hereof through the Closing Date, Seller and the Company will use their best efforts, to preserve and maintain the Company’s business and personnel, to keep available the services of its management, employees, and independent contractors, and to preserve its good will with suppliers, customers and others having business relations with it.

6.4 Access. The Company will furnish to Buyer’s officers, directors, accountants, attorneys and other representatives full access, during normal business hours throughout the term or applicability of this Agreement, to all information concerning the business and affairs of the Company and its operations as Buyer, acting through such persons, may reasonably request.

6.5 Stand-Still. From the date hereof through and including the Closing Date, Seller and the Company agree not to sell any of the IEC Shares or issue or sell any additional stock or other securities of the Company, or grant any rights to subscribe for or to purchase, or any options or warrants for the purchase of, any additional stock or other securities of the Company, or to solicit or encourage from any other person or entity an offer or expression of interest in or with respect to an acquisition, combination, or similar transaction involving the Company or substantially all of its assets, properties or securities, and Seller and the Company will promptly inform Buyer of the existence of any unsolicited offer or expression of interest.

7. Conditions to Obligations of the Parties

7.1 Conditions to the Obligations of Seller. The obligations of Seller hereunder are, at the option of Seller, subject to compliance with and/or fulfillment of each of the following conditions prior to the Closing Date. The conditions contained in this Section are included in this Agreement for the benefit of Seller and, without constituting a waiver of any of Seller’s rights under this Agreement, may be waived, in whole or in part, by Seller.

7.1.1 Representations. The representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the date hereof and the Closing Date, with the same effect as though all such representations and warranties had been made on and as of such dates.

7.1.2 Compliance. All the terms, covenants and conditions hereof to be followed and performed by Buyer on or before the Closing Date shall be fully and timely performed.

7.1.3 No Errors or Misrepresentations. On or before the Closing Date, Seller shall not have discovered any material error, mistake or omission in the representations and warranties made herein by Buyer.

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7.2 Conditions to Obligations of Buyer. The obligations of Buyer hereunder are, at the option of Buyer, subject to compliance with and/or fulfillment of each of the following conditions prior to the Closing Date. The conditions contained in this Section are included in this Agreement for the benefit of Buyer and, without constituting a waiver of any of Buyer’s rights under this Agreement, may be waived, in whole or in part, by Buyer.

7.2.1 Representations. The representations and warranties of the Company and Seller contained in this Agreement shall be true and correct on and as of the date hereof and Closing Date, with the same effect as though all such representations and warranties had been made on and as of such dates.

7.2.2 Compliance. All the terms, covenants and conditions hereof to be followed and performed by Seller or the Company on or before the Closing Date shall be fully and timely performed. Seller and the Company shall have delivered to buyer a certificate, dated as of the Closing Date, certifying such detail as Buyer may reasonably request as to the fulfillment of the conditions specified in this Section.

7.2.3 No Material Change. There shall not have been any material adverse change in the results of operations of the Company from that described in the Financial Statements.

7.2.4 No Errors or Misrepresentations. On or before the Closing Date, Buyer shall not have discovered any material error, mistake or omission in the representations and warranties made herein by the Company or Seller.

7.2.5 Consents. All consents, approvals, authorizations, waivers or orders required or necessary for the completion of the transactions contemplated by this Agreement shall have been obtained. No person or entity shall have threatened any action against Seller, the Company and/or Buyer to prevent, or as a result of, the completion of this Agreement.

7.2.6. No Material Adverse Change. No damage, destruction, or loss (whether or not covered by insurance), and no other event or condition materially and adversely affecting the condition, financial or otherwise net worth results of operations, assets, properties, business, or prospects of the Company shall have occurred.

7.2.7 Proceedings. No claim, investigations, proceedings or litigation, either administrative or judicial, threatened or pending against the Company.

7.2.8. Assets and Property Verification. Verification by Buyer on or prior to the Closing Date of the existence of the type and quantity of the Assets and Property listed on Schedule 4.6.4.

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8. Termination

8.1 Termination by Agreement. This Agreement shall terminate if Buyer and Seller, prior to the Termination Date, decide that the transaction is undesirable and mutually agree to terminate this Agreement, or at Buyer’s option if Seller, after using reasonable efforts, is unable to obtain required approval or consents for the completion of the transaction contemplated hereby.

8.2 Termination upon Default. If any party shall fail to use its best efforts to complete this Agreement and all conditions precedent thereto which are the responsibility of that party by the Termination Date, then such shall constitute an event of default under this Agreement.

8.2.1 Upon the occurrence of an event of default hereunder, the non-defaulting party shall give written notice to the defaulting party of the existence of the event of default.

8.2.2 If the defaulting party shall not have cured the event of default within fifteen (15) days of the date notice is given, the non-defaulting party shall have the right to terminate this Agreement and to recover from the defaulting party all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including reasonable attorneys’ fees and other costs of collection.

8.3 Automatic Termination. This Agreement shall terminate in the event the Agreement has not been completed by the Termination Date, unless extended by mutual agreement of Seller and Buyer, or unless notice of default under Section 8.2 hereof has been given.

9. Survival and Indemnification

9.1 Survival of Representations and Warranties. All of the representations and warranties of Buyer, the Company, and Seller contained in this Agreement shall survive the Closing for a period of three (3) years.

9.3 Indemnification.

9.3.1 Seller shall indemnify and hold harmless Buyer (and its directors, officers, employees, affiliates, successors and assigns) against any and all liabilities, obligations and/or losses resulting from any inaccuracy in, or breach of, any representation and warranty or non-fulfillment of any covenant on the part of Seller or the Company contained in this Agreement, or any misrepresentation in or omission from or nonfulfillment of any covenant on the part of Seller or the Company contained in any other agreement, certificate or other instrument furnished or to be furnished to Buyer by Seller or the Company pursuant to this Agreement, or arising from any conduct, action or event, or lack there of, which occurred prior to the Closing Date.

9.3.2 Buyer shall give prompt written notice of the assertion of any third party claim of which Buyer has knowledge which is covered by the indemnity agreement set forth in this Section. Seller will undertake the defense thereof by representatives chosen by Buyer, but reasonably acceptable to Seller. If Seller within a reasonable time after notice of any such claim

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fails to defend, Buyer will have the right with reasonable prior written notice to Seller to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of Seller, subject to the right of Seller to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof. Buyer shall forward to Seller notice of any sums due and owing by Seller with respect to such claim and Seller shall pay such sums to Buyer entitled to such indemnification in cash, within thirty (30) days after the date of such notice.

10. Miscellaneous

10.1 Notice. Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested to the addresses listed below. A notice delivered personally will be deemed given only when acknowledged in writing by the person to whom it is delivered. A notice that is sent by mail will be deemed given three (3) business days after it is mailed. Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; and, thereafter, notices are to be directed to those substitute addresses or addressees.

If to Seller:

Troy H. Lowrie

1601 W. Evans

Denver, CO 80223

If to Buyer:

Donald W Prosser, Chief Financial Officer

VCG Holding Corp.

1601 W. Evans

Denver, CO 80223

10.2 Benefit; No Third Party Rights; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason thereof. This Agreement may not be assigned by any party hereto without the prior written consent of the other party.

10.3 Fees. Except as otherwise provided herein, the parties shall pay their own costs and expenses incident to the negotiation, preparation and performance of this Agreement, and compliance with all agreements and conditions contained herein, including all fees, expenses and disbursements of their respective counsel, whether or not the transactions contemplated hereby are completed.

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10.5 Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement, or conditions here may be waived by the other party only by a written instrument signed by the party granting the waiver. Any such waiver or failure to insist upon strict compliance with a term of this Agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.

10.6 Modification. This Agreement cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom the enforcement of any waiver, change, discharge or termination is sought.

10.7 Applicable Law; Jurisdiction and Venue. This Agreement will be construed and governed in accordance with the laws of the State of Colorado, without regard to conflict of law principles. Any suit involving any dispute or matter arising under this Agreement may only be brought in the United States District Court for the District of Colorado or any Colorado State Court. All Parties hereby consent to venue and the exercise of personal jurisdiction by any such court with respect to any such proceeding.

10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10.9 Brokerage or Finder’s Fee. Each of the parties hereto represent and warrant to each other that no broker or other person is entitled to a brokerage or finder’s fee or commission or other compensation in respect to the execution of this Agreement and the completion of the transactions contemplated hereby. Each of the parties hereto agree to indemnify and hold the other harmless against and in respect to any and all claims, losses, liabilities or expenses which may be asserted against such other party by any broker or other person who claims to be entitled to a brokerage or finder’s fee or commission in respect of the execution of this Agreement and the completion of the transactions contemplated hereby by reason of his or its acting at the request of such party.

10.10 Representation, No Presumption. Each party acknowledges that he or it has obtained such legal, accounting, and investment representation as such party has deemed necessary or appropriate, and no party is relying on representation obtained by any other party with respect to this Agreement or the actions contemplated hereby. This Agreement or any provision hereof shall not be construed against any party due to the fact that this Agreement or provision hereof was drafted by said party.

10.11 Specific Performance. The parties recognize that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies

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which may be available to that party) shall be entitled to one or more preliminary or permanent orders (i) restraining and enjoining any act which would constitute a breach or (ii) compelling the performance of any obligation which, if not performed, would constitute a breach.

10.12 Complete Agreement. This Agreement constitutes the complete and exclusive statement of the agreement between and among the parties. It supersedes all prior written and oral statements, agreements or understandings including any prior representation, statement, condition, or warranty. Except as expressly provided otherwise herein, this Agreement may not be amended without the written consent of all of the parties.

10.13 Section Titles. The headings herein are inserted as a matter of convenience only, and do not define, limit, or describe the scope of this Agreement or the intent of the provisions hereof.

10.14 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement. Seller, Buyer and the Company shall cooperate with each other in the preparation of federal and state income tax returns for 2003.

10.15 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby. In the event that any such provision is deemed to be invalid, the parties agree that a court making such judgement shall have the ability to interpret and apply such provision to the fullest extent permitted by law, within such provision’s original intent, and still maintain its validity.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the day and year first above written.

BUYER:

VCG HOLDING CORP.

By:	/s/ Donald W. Prosser

Name:	Donald W Prosser
Title:	Chief Financial Officer
Date:	October 6, 2003

SELLER:

/s/ Troy H. Lowrie

Troy H. Lowrie, individually
Date:	October 6, 2003

COMPANY:

INTERNATIONAL ENTERTAINMENT CONSULTANTS, INC.

By:	/s/ Troy H. Lowrie

Name:	Troy H Lowrie
Title:	President
Date:	October 6, 2003

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